Intangible Assets Estimated Amortization Expense (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Finite-Lived Intangible Assets [Line Items]
2026	¥ 12,159	$ 1,739
2027	11,389	1,629
2028	11,040	1,579
2029	9,591	1,371
2030	3,588	513
Thereafter	6,302	901
Net carrying value, finite-lived	¥ 54,069	$ 7,732	¥ 190,665